Contents of Significant Accounts - Inventories, Net (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2022 TWD ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 TWD ($)
Classes Of Inventories [Abstract]
Raw materials	$ 6,335,428		$ 3,371,520
Supplies and spare parts	7,161,216		5,106,770
Work in process	14,897,926		14,043,143
Finished goods	2,675,390		489,750
Total	$ 31,069,960	$ 1,011,063	$ 23,011,183